SECURITIES AND EXCHANGE COMMISSION

                       WASHINGTON, D.C.  20549

                             FORM 8-K/A

                          AMENDMENT NO. 1

                           CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

    Date of Report (Date of earliest event reported):  May 23, 1996

                       MID-AMERICAN WASTE SYSTEMS, INC.
             (Exact Name of Registrant as Specified in Charter)

       Delaware                      1-10727            31-1161917
    (State or Other Jurisdiction   (Commission        (I.R.S. Employer
    of Incorporation)              File Number)       Identification No.)

    1006 Walnut Street, Canal Winchester, Ohio                     43110
    (Address of Principal Executive Offices)                      (Zip Code)

    Registrant's telephone number, including area code      (614) 833-9155

                                    N/A
         (Former Name or Former Address, if Changed Since Last Report)

          Item 7. Financial Statements, Pro Forma Financial In-formation and Exhibits.

               (c)  Exhibits.

                    16   Letter from Coopers & Lybrand L.L.P. to
                         the Securities and Exchange Commission
                         dated May 31, 1996.



                                   Signatures

                Pursuant to the requirements of the Securities
          Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

          Dated:  June 6, 1996

                                 MID-AMERICAN WASTE SYSTEMS, INC.

                                 By:/s/ Gene A. Meredith
                                    Gene A. Meredith
                                    Chairman of the Board,
                                    President, Secretary, and
                                    Chief Executive Officer


          EXHIBIT INDEX

               Exhibits

                    16   Letter from Coopers & Lybrand L.L.P. to
                         the Securities and Exchange Commission
                         dated May 31, 1996.